UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

DPCM CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39638	85-0525645
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

382 NE 191 Street, #24148 Miami, FL (Address of principal executive offices)	33179 (Zip Code)

305-857-5086
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	XPOA.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	XPOA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	XPOA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, DPCM Capital, Inc. (the “Company”) received a notice (the “Notice”) from the staff of NYSE Regulation of the New York Stock Exchange (the “NYSE”) indicating that the Company is now subject to the procedures set forth in Section 802.01E of the NYSE Listed Company Manual (the “Manual”) due to a delay in filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). The Notice has no immediate effect on the listing or trading of the Company’s securities on the NYSE.

The NYSE informed the Company that, under Section 802.01E of the Manual, the Company has until November 24, 2021 to file the Form 10-Q with the SEC. If the Company does not file the Form 10-Q by that date, the NYSE may grant, in its sole discretion, a further extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The Notice indicates that the NYSE may nevertheless commence delisting proceedings at any time during the cure period, if circumstances warrant.

As the Company reported in its Form 12b-25 filed with the SEC on May 18, 2021, the Company is in the process of re-evaluating the accounting treatment of its warrants following the issuance by the staff of the SEC of the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”), which clarified guidance for all SPAC-related companies regarding accounting and reporting for their warrants. The Company is currently determining the extent of the SEC Statement’s impact on its financial statements, including the financial statements included in the Form 10-Q and the financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2021 (the “Form 10-K”). The Company is working with its accountants and independent registered public accounting firm to determine whether the financial statements included in the Form 10-K should be restated. Given the scope of the ongoing analysis with respect to the Company’s financial statements, the Company is unable to predict the timing of the Form 10-Q filing at this time. However, the Company continues to work diligently to complete the Form 10-Q as soon as reasonably practicable with the intention of regaining compliance.

Item 8.01. Other Events.

On May 28, 2021, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s ability to become current in its SEC reporting obligations. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPCM CAPITAL, INC.

By:	/s/ Emil Michael
	Name:	Emil Michael
	Title:	Chief Executive Officer

Date: May 28, 2021